NEWS RELEASE

EVEREST RE GROUP, LTD.
Seon Place, 141 Front Street, 4th Floor, Hamilton HM DX, Bermuda

Contact:  Elizabeth B. Farrell
Vice President, Investor Relations
Everest Global Services, Inc.
908.604.3169

For Immediate Release

Everest Re Group Reports Third Quarter Results;
14% Annualized Operating Return on Equity

HAMILTON, Bermuda – October 26, 2015 -- Everest Re Group, Ltd. (NYSE: RE) today reported third quarter 2015 after-tax operating income1available to common shareholders of $200.2 million, or $4.53 per diluted common share, compared to after-tax operating income1 of $280.5 million, or $6.12 per diluted common share, for the third quarter of 2014. Net income available to common shareholders was $88.6 million, or $2.00 per diluted common share, for the third quarter of 2015, compared to net income of $274.9 million, or $6.00 per diluted common share, for the same period last year.

For the nine months ended September 30, 2015, after-tax operating income1available to common shareholders was $754.6 million, or $16.92 per diluted common share, compared to $812.2 million or $17.46 per diluted common share, for the first nine months of 2014. Net income available to common shareholders through nine months of 2015 was $620.6 million, or $13.92 per diluted common share, compared to $859.0 million, or $18.47 per diluted common share, for the same period in 2014.

Commenting on the Company's results, President and Chief Executive Officer, Dominic J. Addesso said, "We are pleased with the results that Everest has achieved thus far this year considering the challenging market dynamics – both on the underwriting and investment fronts.  After-tax operating income totaled $755 million through the first nine months of the year, despite a number of industry events, leading to a 14% annualized operating return on equity and a 4% growth in book value per share. Premium, on a constant dollar basis, was up 4% for the year, as we continue to seek out opportunities for profitable growth."

Operating highlights for the third quarter of 2015 included the following:

•
Gross written premiums were $1.7 billion, an increase of 3% compared to the third quarter of 2014. Eliminating the unfavorable effects of foreign currency fluctuations, total premiums were actually up 6%. Worldwide reinsurance premiums, including the Mt. Logan Re segment, were down 2%, on a constant dollar basis, while insurance premiums were up 34%, quarter over quarter.

•
The combined ratio for the quarter was 89.0% compared to 85.7% in the third quarter of 2014. During the quarter, the Company had incurred losses of $40 million for the Chile earthquake and $60 million for the explosion in the port of Tianjin, China. Excluding these events and related reinstatement premiums, the current quarter's normalized attritional combined ratio was 82.1% compared to 83.7% for the same period last year.

•	Net investment income for the quarter was $115.5 million, down from last year largely due to lower limited partnership income.
•	Net after-tax realized and unrealized capital losses amounted to $111.7 million and $66.5 million, respectively, for the quarter.
•	Cash flow from operations was $304.5 million compared to $335.5 million for the same period in 2014.
•	Through nine months, the annualized after-tax operating income[1] return on average adjusted shareholders' equity[2] was 13.8% compared to 15.6% in 2014.
•
During the quarter, the Company repurchased 1.1 million of its common shares at an average price of $175.81 and a total cost of $200.0 million. For the year, the Company repurchased 1.8 million of its common shares for a total cost of $325.0 million. The repurchases were made pursuant to a share repurchase authorization, provided by the Company's Board of Directors, under which there remains 4.5 million shares available.

•	Shareholders' equity ended the quarter at $7.5 billion. Book value per share increased 4% from $166.75 at December 31, 2014 to $173.76 at September 30, 2015.

This news release contains forward-looking statements within the meaning of the U.S. federal securities laws.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company.  These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market fluctuations, trends in insured and paid losses, catastrophes, regulatory and legal uncertainties and other factors described in our latest Annual Report on Form 10-K.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Everest Re Group, Ltd. is a Bermuda holding company that operates through the following subsidiaries: Everest Reinsurance Company provides reinsurance to property and casualty insurers in both the U.S. and international markets. Everest Reinsurance (Bermuda), Ltd., including through its branch in the United Kingdom, provides reinsurance and insurance to worldwide property and casualty markets and reinsurance to life insurers. Everest Reinsurance Company (Ireland), Limited provides reinsurance to non-life insurers in Europe. Mt. Logan Re, a segregated cell company, capitalized by the Company and third party investors, is a specialty reinsurer of catastrophe risks. Everest National Insurance Company and Everest Security Insurance Company provide property and casualty insurance to policyholders in the U.S. Everest Indemnity Insurance Company offers excess and surplus lines insurance in the U.S. Everest Insurance Company of Canada provides property and casualty insurance to policyholders in Canada. Additional information on Everest Re Group companies can be found at the Group's web site at www.everestregroup.com.

A conference call discussing the third quarter results will be held at 10:30 a.m. Eastern Time on October 27, 2015. The call will be available on the Internet through the Company's web site or at www.streetevents.com.

Recipients are encouraged to visit the Company's web site to view supplemental financial information on the Company's results. The supplemental information is located at www.everestregroup.com in the "Financial Reports" section of the "Investor Center". The supplemental financial information may also be obtained by contacting the Company directly.

___________________________

1The Company generally uses after-tax operating income (loss), a non-GAAP financial measure, to evaluate its performance.  After-tax operating income (loss) consists of net income (loss) excluding after-tax net realized capital gains (losses) as the following reconciliation displays:

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
(Dollars in thousands, except per share amounts)	2015		2014		2015		2014
	(unaudited)				(unaudited)

		Per Diluted		Per Diluted		Per Diluted		Per Diluted
		Common		Common		Common		Common
	Amount	Share	Amount	Share	Amount	Share	Amount	Share

Net income (loss)*	$88,553	$2.00	$274,916	$6.00	$620,588	$13.92	$859,033	$18.47
After-tax net realized capital gains (losses)	(111,680)	(2.53)	(5,563)	(0.12)	(134,024)	(3.01)	46,814	1.01

After-tax operating income (loss)*	$200,233	$4.53	$280,479	$6.12	$754,612	$16.92	$812,219	$17.46

* attributable to common shareholders
(Some amounts may not reconcile due to rounding.)

Although net realized capital gains (losses) are an integral part of the Company's insurance operations, the determination of net realized capital gains (losses) is independent of the insurance underwriting process.  The Company believes that the level of net realized capital gains (losses) for any particular period is not indicative of the performance of the underlying business in that particular period.  Providing only a GAAP presentation of net income (loss) makes it more difficult for users of the financial information to evaluate the Company's success or failure in its basic business, and may lead to incorrect or misleading assumptions and conclusions.  The Company understands that the equity analysts who follow the Company focus on after-tax operating income (loss) in their analyses for the reasons discussed above.  The Company provides after-tax operating income (loss) to investors so that they have what management believes to be a useful supplement to GAAP information concerning the Company's performance.

2Adjusted shareholders' equity excludes net after-tax unrealized (appreciation) depreciation of investments

--Financial Details Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands, except per share amounts)	2015	2014	2015	2014
	(unaudited)		(unaudited)
REVENUES:
Premiums earned	$1,413,640	$1,389,998	$4,053,115	$3,806,805
Net investment income	115,511	142,143	363,140	396,524
Net realized capital gains (losses):
Other-than-temporary impairments on fixed maturity securities	(20,445)	(106)	(62,701)	(495)
Other-than-temporary impairments on fixed maturity securities
transferred to other comprehensive income (loss)	-	-	-	-
Other net realized capital gains (losses)	(139,526)	(9,342)	(131,953)	71,189
Total net realized capital gains (losses)	(159,971)	(9,448)	(194,654)	70,694
Net derivative gain (loss)	(11,428)	1,855	(5,225)	3,968
Other income (expense)	17,413	11,332	59,561	(5,835)
Total revenues	1,375,165	1,535,880	4,275,937	4,272,156

CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses	888,097	837,757	2,401,223	2,192,863
Commission, brokerage, taxes and fees	300,048	290,519	882,132	820,208
Other underwriting expenses	70,667	63,113	195,282	172,165
Corporate expenses	5,924	9,958	17,312	18,802
Interest, fees and bond issue cost amortization expense	8,990	12,424	27,006	28,970
Total claims and expenses	1,273,726	1,213,771	3,522,955	3,233,008

INCOME (LOSS) BEFORE TAXES	101,439	322,109	752,982	1,039,148
Income tax expense (benefit)	(6,133)	20,856	70,868	137,948

NET INCOME (LOSS)	$107,572	$301,253	$682,114	$901,200
Net (income) loss attributable to noncontrolling interests	(19,019)	(26,337)	(61,526)	(42,167)
NET INCOME (LOSS) ATTRIBUTABLE TO EVEREST RE GROUP	$88,553	$274,916	$620,588	$859,033

Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period	(91,059)	(74,074)	(144,335)	65,318
Reclassification adjustment for realized losses (gains) included in net income (loss)	24,596	(5,684)	59,526	(1,641)
Total URA(D) on securities arising during the period	(66,463)	(79,758)	(84,809)	63,677

Foreign currency translation adjustments	(32,505)	(34,974)	(80,508)	(38,374)

Benefit plan actuarial net gain (loss) for the period	-	-	-	-
Reclassification adjustment for amortization of net (gain) loss included in net income (loss)	1,556	825	4,769	2,366
Total benefit plan net gain (loss) for the period	1,556	825	4,769	2,366
Total other comprehensive income (loss), net of tax	(97,412)	(113,907)	(160,548)	27,669
Other comprehensive (income) loss attributable to noncontrolling interests	-	-	-	-
Total other comprehensive income (loss), net of tax attributable to Everest Re Group	(97,412)	(113,907)	(160,548)	27,669

COMPREHENSIVE INCOME (LOSS)	$(8,859)	$161,009	$460,040	$886,702

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO EVEREST RE GROUP:
Basic	$2.02	$6.05	$14.04	$18.64
Diluted	2.00	6.00	13.92	18.47
Dividends declared	0.95	0.75	2.85	2.25

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
(Dollars and share amounts in thousands, except par value per share)	2015	2014
	(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value	$13,490,960	$13,101,067
(amortized cost: 2015, $13,301,713; 2014, $12,831,159)
Fixed maturities - available for sale, at fair value	-	1,509
Equity securities - available for sale, at market value (cost: 2015, $127,411; 2014, $148,326)	112,999	140,210
Equity securities - available for sale, at fair value	1,357,311	1,447,820
Short-term investments	1,615,045	1,705,932
Other invested assets (cost: 2015, $669,686; 2014, $601,925)	669,686	601,925
Cash	401,226	437,474
Total investments and cash	17,647,227	17,435,937
Accrued investment income	107,199	111,075
Premiums receivable	1,663,425	1,397,983
Reinsurance receivables	831,635	670,854
Funds held by reinsureds	272,775	228,192
Deferred acquisition costs	364,947	398,408
Prepaid reinsurance premiums	193,122	154,177
Income taxes	270,607	184,762
Other assets	331,374	236,436
TOTAL ASSETS	$21,682,311	$20,817,824

LIABILITIES:
Reserve for losses and loss adjustment expenses	$9,965,963	$9,720,813
Future policy benefit reserve	59,580	59,820
Unearned premium reserve	1,717,422	1,728,745
Funds held under reinsurance treaties	83,137	3,932
Commission reserves	79,904	87,990
Other net payable to reinsurers	199,528	139,841
Losses in course of payment	298,577	157,527
4.868% Senior notes due 6/1/2044	400,000	400,000
6.6% Long term notes due 5/1/2067	238,367	238,364
Accrued interest on debt and borrowings	12,341	3,537
Equity index put option liability	52,247	47,022
Unsettled securities payable	65,147	41,092
Other liabilities	271,086	316,469
Total liabilities	13,443,299	12,945,152

NONCONTROLLING INTERESTS:
Redeemable noncontrolling interests - Mt. Logan Re	752,692	421,552

SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding	-	-
Common shares, par value: $0.01; 200,000 shares authorized; (2015) 68,585
and (2014) 68,336 outstanding before treasury shares	686	683
Additional paid-in capital	2,094,850	2,068,807
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of ($2,899) at 2015 and $20,715 at 2014	(112,231)	48,317
Treasury shares, at cost; 25,500 shares (2015) and 23,650 shares (2014)	(2,810,878)	(2,485,897)
Retained earnings	8,313,893	7,819,210
Total shareholders' equity attributable to Everest Re Group	7,486,320	7,451,120
TOTAL LIABILITIES, NONCONTROLLING INTERESTS AND SHAREHOLDERS' EQUITY	$21,682,311	$20,817,824

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	September 30,
(Dollars in thousands)	2015	2014
	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$682,114	$901,200
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable	(274,198)	(255,645)
Decrease (increase) in funds held by reinsureds, net	33,255	(6,929)
Decrease (increase) in reinsurance receivables	(202,329)	(256,458)
Decrease (increase) in income taxes	(61,627)	(14,696)
Decrease (increase) in prepaid reinsurance premiums	(46,633)	(101,478)
Increase (decrease) in reserve for losses and loss adjustment expenses	347,729	172,511
Increase (decrease) in future policy benefit reserve	(240)	(1,879)
Increase (decrease) in unearned premiums	1,455	255,537
Increase (decrease) in other net payable to reinsurers	67,550	101,984
Increase (decrease) in losses in course of payment	142,418	165,105
Change in equity adjustments in limited partnerships	(12,725)	(24,438)
Distribution of limited partnership income	42,625	41,165
Change in other assets and liabilities, net	18,573	(32,114)
Non-cash compensation expense	16,150	14,720
Amortization of bond premium (accrual of bond discount)	38,770	38,010
Amortization of underwriting discount on senior notes	3	43
Net realized capital (gains) losses	194,654	(70,694)
Net cash provided by (used in) operating activities	987,544	925,944

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale, at market value	1,687,589	1,638,278
Proceeds from fixed maturities matured/called - available for sale, at fair value	-	875
Proceeds from fixed maturities sold - available for sale, at market value	1,146,000	1,050,082
Proceeds from fixed maturities sold - available for sale, at fair value	1,824	23,856
Proceeds from equity securities sold - available for sale, at market value	22,120	11,174
Proceeds from equity securities sold - available for sale, at fair value	439,692	452,514
Distributions from other invested assets	41,782	59,264
Proceeds from sale of subsidiary (net of cash disposed)	3,934	-
Cost of fixed maturities acquired - available for sale, at market value	(3,583,990)	(3,729,423)
Cost of fixed maturities acquired - available for sale, at fair value	(234)	(23,684)
Cost of equity securities acquired - available for sale, at market value	(6,581)	(11,873)
Cost of equity securities acquired - available for sale, at fair value	(460,965)	(262,871)
Cost of other invested assets acquired	(140,923)	(120,911)
Net change in short-term investments	83,584	(284,822)
Net change in unsettled securities transactions	(18,242)	13,496
Net cash provided by (used in) investing activities	(784,410)	(1,184,045)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period, net	9,896	15,465
Purchase of treasury shares	(324,981)	(399,942)
Net proceeds from issuance of senior notes	-	400,000
Third party investment in redeemable noncontrolling interest	296,848	136,200
Dividends paid to shareholders	(125,905)	(103,034)
Dividends paid on third party investment in redeemable noncontrolling interest	(67,233)	(10,334)
Net cash provided by (used in) financing activities	(211,375)	38,355

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(28,007)	10,167

Net increase (decrease) in cash	(36,248)	(209,579)
Cash, beginning of period	437,474	611,382
Cash, end of period	$401,226	$401,803

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered)	$123,234	$146,560
Interest paid	18,039	15,150